                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): December 13, 2002



                                BRIGHTPOINT, INC.
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             (Exact name of Registrant as specified in its charter)


          DELAWARE                      0-23494                  35-1778566
         ---------                      -------                  ----------
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)


501 Airtech Parkway, Plainfield, Indiana                                46168
----------------------------------------                                -----
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code: (317) 707-2355


         --------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 5.  Other Events.

On December 13, 2002, the Company through its subsidiaries, Brightpoint North America L.P. and Wireless Fulfillment Services LLC (the "Companies"), entered into a Third Amendment to the revolving credit facility (the "Revolver") with a syndicate of lenders led by General Electric Capital Corporation to amend the Revolver in certain respects, including the amendment of incremental borrowing availability. The Third Amendment to the Revolver in the form attached hereto as
Exhibit 99.1 is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information
                  and Exhibits.

(a)-(b) Not Applicable

(c)     Exhibits.

99.1  Amendment No. 3 to Credit Agreement dated as of December 13, 2002

99.2  Cautionary Statements.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BRIGHTPOINT, INC.


                                      By /s/ Steven E. Fivel
                                         -------------------------------------
                                         Steven E. Fivel, Executive
                                         Vice President and General Counsel


Dated:  December 16, 2002


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